AQUILA THREE PEAKS HIGH INCOME FUND
                         Supplement to the Prospectuses
                              Dated April 30, 2007
                     As Previously Supplemented June 1, 2007

         The material under the caption "Purchases" in the Prospectuses is supplemented as follows:

         There is no minimum amount for purchase of Class A, Class C or Class Y shares acquired by a financial intermediary on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided that the financial intermediary has entered into an agreement with the Distributor authorizing the sale of Fund shares.



                         The date of this supplement is
                                 August 3, 2007